SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 10, 2004


                                TDI HOLDING CORP.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                          033-07075-LA                 33-1079781
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

               8750 East Otero Circle, Centennial, Colorado 80112
          -----------------------------------------------------------
             (Address of principal executive offices) (Postal Code)


Registrant's telephone number, including area code:   (303) 375-8500
                                                      --------------



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Item 1.   Changes in Control of Registrant

              None.


Item 2.   Acquisition or Disposition of Assets

              None.


Item 3.   Bankruptcy or Receivership

              None.


Item 4.   Changes in Registrant's Certifying Accountant

              None.


Item 5.     Other Events

        On July 27, 2004 the Company held a Shareholder Meeting. At this meeting the shareholders approved a named change to a name to be determined by the Company and appointed Blair Zykan, Louis F. Coppage, and Jay Reano to serve as directors until the next annual meeting. The shareholders also authorized a reverse split of the common stock on a one for forty-four basis, by which each forty-four shares shall become one share and authorized an appropriate amendment to the Company's Articles.


Item 6.     Resignation of Directors

              None.

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Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                         None.


Item 8.  Change in Fiscal Year.

        None.


Item 9.  Regulation FD Disclosure.

        None.


Item 10. Amendments to the Registrant's Code of Ethics, Waiver of a Provision of the Code of Ethics

        None.


Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None


Item 12.  Results of Operations and Financial Condition.

        None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 10, 2004               TDI HOLDING CORPORATION



                                    By: /s/ Blair Zykan
                                        ----------------------------------------
                                         Blair Zykan, President & CEO